Exhibit 99.1

Lantronix Reports Results for Second Quarter of Fiscal 2025

•	Second Quarter Net Revenue of $31.2 Million
•	Second Quarter GAAP EPS of ($0.06)
•	Second Quarter Non-GAAP EPS of $0.04

IRVINE, Calif., Feb. 6, 2025 – Lantronix Inc. (NASDAQ: LTRX), a global leader of compute and connectivity for the Internet of Things (IoT) solutions enabling Artificial Intelligence (AI) Edge Intelligence, today reported results for its second quarter of fiscal 2025.

Net revenue totaled $31.2 million, near the midpoint of the guidance range provided for the quarter.

GAAP EPS of ($0.06), compared to ($0.07) in the prior year and $(0.07) in the prior quarter.

Non-GAAP EPS of $0.04, compared to $0.08 in the prior year and $0.06 in the prior quarter.

“Lantronix has the key assets in Compute and Connect to drive Edge Intelligence, and the company remains focused on three key vertical markets: Enterprise; Smart Cities including critical infrastructure; and Transportation,” said President and CEO Saleel Awsare. “We are actively advancing Edge AI solutions, integrating the recently acquired IoT assets from Netcomm, and positioning Lantronix for exciting future growth.”

Business Outlook

For the third fiscal quarter of 2025, the company expects revenue in a range of $27.0 million to $31.0 million and non-GAAP EPS of $0.01 to $0.05 per share.

Conference Call and Webcast

Management will host an investor conference call and audio webcast on Thursday, Feb. 6, 2025, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time) to discuss its results for the second quarter of fiscal 2025 that ended Dec. 31, 2024. To access the live conference call, investors should dial 1-844-802-2442 (US) or 1-412-317-5135 (international) and indicate that they are participating in the Lantronix Q2 FY 2025 call. The webcast will be available simultaneously via the investor relations section of the company’s website.

Investors can access a replay of the conference call starting at approximately 7:00 p.m. Pacific Time on Feb. 6, 2025, at the Lantronix website. A telephonic replay will also be available through Feb. 13, 2025, by dialing 1-877-344-7529 (US) or 1-412-317-0088 (international) or Canada toll-free at 1-855-669-9658 and entering passcode 3433776.

About Lantronix

Lantronix Inc. is a global leader of compute and connectivity IoT solutions that target high-growth markets, including Smart Cities, Enterprise and Transportation. Lantronix’s products and services empower companies to succeed in the growing IoT markets by delivering customizable solutions that enable AI Edge Intelligence. Lantronix’s advanced solutions include Intelligent Substations infrastructure, Infotainment systems and Video Surveillance, supplemented with advanced Out-of-Band Management (OOB) for Cloud and Edge Computing.

For more information, visit the Lantronix website.

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Discussion of Non-GAAP Financial Measures

Lantronix believes that the presentation of non-GAAP financial information, when presented in conjunction with the corresponding GAAP measures, provides important supplemental information to management and investors regarding financial and business trends relating to the company’s financial condition and results of operations. Management uses the aforementioned non-GAAP measures to monitor and evaluate ongoing operating results and trends to gain an understanding of our comparative operating performance. The non-GAAP financial measures disclosed by the company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations of the non-GAAP financial measures to the financial measures calculated in accordance with GAAP should be carefully evaluated. The non-GAAP financial measures used by the company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Non-GAAP net income consists of net loss excluding (i) share-based compensation and the employer portion of withholding taxes on stock grants, (ii) depreciation and amortization, (iii) interest income (expense), (iv) other income (expense), (v) income tax provision (benefit), (vi) restructuring, severance and related charges, (vii) acquisition related costs, (viii) impairment of long-lived assets, (ix) amortization of purchased intangibles, (x) amortization of manufacturing profit in acquired inventory, (xi) fair value remeasurement of earnout consideration, and (xii) loss on extinguishment of debt.

Non-GAAP EPS is calculated by dividing non-GAAP net loss by non-GAAP weighted-average shares outstanding (diluted). For purposes of calculating non-GAAP EPS, the calculation of GAAP weighted-average shares outstanding (diluted) is adjusted to exclude share-based compensation, which for GAAP purposes is treated as proceeds assumed to be used to repurchase shares under the GAAP treasury stock method.

Guidance on earnings per share growth is provided only on a non-GAAP basis due to the inherent difficulty of forecasting the timing or amount of certain items that have been excluded from the forward-looking non-GAAP measures, and a reconciliation to the comparable GAAP guidance has not been provided because certain factors that are materially significant to Lantronix’s ability to estimate the excluded items are not accessible or estimable on a forward-looking basis without unreasonable effort.

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Forward-Looking Statements

This news release contains forward-looking statements, including statements concerning our revenue and earnings expectations for the third fiscal quarter of 2025, the market opportunities offered by the current shift towards edge computing and our positioning to capitalize on this trend, and our expectations regarding the benefits of our acquisition of Netcomm Wireless Pty Ltd. and our cost reduction initiatives. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. We have based our forward-looking statements on our current expectations and projections about trends affecting our business and industry and other future events. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Forward-looking statements are subject to substantial risks and uncertainties that could cause our results or experiences, or future business, financial condition, results of operations or performance, to differ materially from our historical results or those expressed or implied in any forward-looking statement contained in this news release. Other factors which could have a material adverse effect on our operations and future prospects or which could cause actual results to differ materially from our expectations include, but are not limited to: the effects of negative or worsening regional and worldwide economic conditions or market instability on our business, including effects on purchasing decisions by our customers; our ability to mitigate any disruption in our and our suppliers’ and vendors’ supply chains due to a pandemic or similar outbreak, wars and recent conflicts in Europe, Asia and the Middle East, hostilities in the Red Sea, or other causes; our ability to successfully convert our backlog and current demand;  the impact of a pandemic or similar outbreak on our business, employees, customers, supply and distribution chains and the global economy; our ability to successfully implement our acquisition strategy or integrate acquired companies; uncertainty as to the future profitability of acquired businesses, and delays in the realization of, or the failure to realize, any accretion from acquisition transactions; acquiring, managing and integrating new operations, businesses or assets, and the associated diversion of management attention or other related costs or difficulties; our ability to continue to generate revenue from products sold into mature markets; our ability to develop, market, and sell new products; our ability to succeed with our new software offerings; our use of AI may result in reputational, competitive or financial harm and liability; fluctuations in our revenue due to the project-based timing of orders from certain customers; unpredictable timing of our revenues due to the lengthy sales cycle for our products and services and potential delays in customer completion of projects; our ability to accurately forecast future demand for our products; delays in qualifying revisions of existing products; constraints or delays in the supply of, or quality control issues with, certain materials or components; difficulties associated with the delivery, quality or cost of our products from our contract manufacturers or suppliers; risks related to the outsourcing of manufacturing and international operations; difficulties associated with our distributors or resellers; intense competition in our industry and resultant downward price pressure; rises in inventory levels and inventory obsolescence; undetected software or hardware errors or defects in our products; cybersecurity risks; our ability to obtain appropriate industry certifications or approvals from governmental regulatory bodies; changes in applicable U.S. and foreign government laws, regulations, and tariffs; our ability to protect patents and other proprietary rights and avoid infringement of others’ proprietary technology rights; issues relating to the stability of our financial and banking institutions and relationships; the level of our indebtedness, our ability to service our indebtedness and the restrictions in our debt agreements; the impact of rising interest rates; our ability to attract and retain qualified management; and any additional factors included in our Report on Form 10-K for the fiscal year ended June 30, 2024, filed with the Securities and Exchange Commission (the “SEC”) on Sept. 9, 2024, including in the section entitled “Risk Factors” in Item 1A of Part I of that report; in our Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2024, to be filed with the SEC on Feb. 7, 2025, including in the section entitled “Risk Factors” in Item 1A of Part II of such report; and in our other public filings with the SEC. In addition, actual results may differ as a result of additional risks and uncertainties of which we are currently unaware or which we do not currently view as material to our business. For these reasons, investors are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements we make speak only as of the date on which they are made. We expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law or the rules of the Nasdaq Stock Market LLC. If we do update or correct any forward-looking statements, investors should not conclude that we will make additional updates or corrections.

© 2025 Lantronix Inc. All rights reserved. Lantronix is a registered trademark.

Lantronix Investor Relations Contact:

investors@lantronix.com

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

 (In thousands)

	December 31,	June 30,
	2024	2024
Assets
Current assets:
Cash and cash equivalents	$19,210	$26,237
Accounts receivable, net	30,472	31,279
Inventories, net	29,070	27,698
Contract manufacturers' receivables	3,473	1,401
Prepaid expenses and other current assets	3,329	2,335
Total current assets	85,554	88,950
Property and equipment, net	3,155	4,016
Goodwill	30,491	27,824
Intangible assets, net	4,910	5,251
Lease right-of-use assets	9,430	9,567
Other assets	683	600
Total assets	$134,223	$136,208

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$15,975	$10,347
Accrued payroll and related expenses	2,968	5,836
Current portion of long-term debt, net	3,056	3,002
Other current liabilities	11,436	10,971
Total current liabilities	33,435	30,156
Long-term debt, net	11,630	13,219
Other non-current liabilities	11,245	11,478
Total liabilities	56,310	54,853

Commitments and contingencies

Stockholders' equity:
Common stock	4	4
Additional paid-in capital	305,433	304,001
Accumulated deficit	(227,895)	(223,021)
Accumulated other comprehensive income	371	371
Total stockholders' equity	77,913	81,355
Total liabilities and stockholders' equity	$134,223	$136,208

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LANTRONIX, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	December 31,	September 30,	December 31,	December 31,
	2024	2024	2023	2024	2023
Net revenue	$31,161	$34,423	$37,038	$65,584	$70,069
Cost of revenue	17,877	19,948	22,007	37,825	40,941
Gross profit	13,284	14,475	15,031	27,759	29,128
Operating expenses:
Selling, general and administrative	8,811	9,467	10,224	18,278	19,394
Research and development	4,984	4,956	4,725	9,940	9,831
Restructuring, severance and related charges	193	900	530	1,093	550
Acquisition-related costs	208	29	–	237	–
Fair value remeasurement of earnout consideration	–	–	–	–	(9)
Amortization of intangible assets	1,248	1,251	1,310	2,499	2,694
Total operating expenses	15,444	16,603	16,789	32,047	32,460
Loss from operations	(2,160)	(2,128)	(1,758)	(4,288)	(3,332)
Interest expense, net	(126)	(119)	(232)	(245)	(570)
Other income (loss), net	8	(37)	(23)	(29)	(4)
Loss before income taxes	(2,278)	(2,284)	(2,013)	(4,562)	(3,906)
Provision for income taxes	94	218	580	312	573
Net loss	$(2,372)	$(2,502)	$(2,593)	$(4,874)	$(4,479)
Net loss per share - basic and diluted	$(0.06)	$(0.07)	$(0.07)	$(0.13)	$(0.12)
Weighted-average common shares - basic and diluted	38,631	38,024	37,354	38,330	37,170

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LANTRONIX, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(In thousands, except per share data)

	Three Months Ended			Six Months Ended
	December 31,	September 30,	December 31,	December 31,
	2024	2024	2023	2024	2023

GAAP net loss	$(2,372)	$(2,502)	$(2,593)	$(4,874)	$(4,479)
Non-GAAP adjustments:
Cost of revenue:
Share-based compensation	48	64	64	112	105
Employer portion of withholding taxes on stock grants	2	5	1	7	5
Amortization of manufacturing profit in acquired inventory	–	–	189	–	506
Depreciation and amortization	114	123	109	237	195
Total adjustments to cost of revenue	164	192	363	356	811
Selling, general and administrative:
Share-based compensation	1,044	1,126	1,628	2,170	2,901
Employer portion of withholding taxes on stock grants	20	78	10	98	47
Depreciation and amortization	348	351	338	699	672
Total adjustments to selling, general and administrative	1,412	1,555	1,976	2,967	3,620
Research and development:
Share-based compensation	421	410	484	831	912
Employer portion of withholding taxes on stock grants	2	19	5	21	18
Depreciation and amortization	111	69	52	180	160
Total adjustments to research and development	534	498	541	1,032	1,090
Restructuring, severance and related charges	193	900	530	1,093	550
Acquisition related costs	208	29	–	237	–
Fair value remeasurement of earnout consideration	–	–	–	–	(9)
Amortization of purchased intangible assets	1,248	1,251	1,310	2,499	2,694
Litigation settlement cost	158	40	–	198	–
Total non-GAAP adjustments to operating expenses	3,753	4,273	4,357	8,026	7,945
Interest expense, net	126	119	232	245	570
Other (income) expense, net	(8)	37	23	29	4
Provision for income taxes	94	218	580	312	573
Total non-GAAP adjustments	4,129	4,839	5,555	8,968	9,903
Non-GAAP net income	$1,757	$2,337	$2,962	$4,094	$5,424

Non-GAAP net income per share - diluted	$0.04	$0.06	$0.08	$0.10	$0.14

Denominator for GAAP net income (loss) per share - diluted	38,631	38,024	37,354	38,330	37,170
Non-GAAP adjustment	953	1,257	1,228	901	938
Denominator for non-GAAP net income per share - diluted	39,584	39,281	38,582	39,231	38,108

GAAP cost of revenue	$17,877	$19,948	$22,007	$37,825	$40,941
Non-GAAP adjustments to cost of revenue	(164)	(192)	(363)	(356)	(811)
Non-GAAP cost of revenue	17,713	19,756	21,644	37,469	40,130
Non-GAAP gross profit	$13,448	$14,667	$15,394	$28,115	$29,939
Non-GAAP gross margin	43.2%	42.6%	41.6%	42.9%	42.7%

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LANTRONIX, INC.

UNAUDITED NET REVENUES BY PRODUCT LINE AND REGION

(In thousands)

	Three Months Ended			Six Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Embedded IoT Solutions	$10,784	$13,387	$11,764	$24,171	$23,137
IoT System Solutions	18,592	18,759	23,022	37,351	42,058
Software & Services	1,785	2,277	2,252	4,062	4,874
	$31,161	$34,423	$37,038	$65,584	$70,069

	Three Months Ended			Six Months Ended
	December 31, 2024	September 30, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Americas	$16,386	$17,420	$20,601	$33,806	$43,534
EMEA	9,036	10,484	12,886	19,520	19,477
Asia Pacific Japan	5,739	6,519	3,551	12,258	7,058
	$31,161	$34,423	$37,038	$65,584	$70,069

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